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                                                                   EXHIBIT 10.60

[SUNTRUST LOGO]                                                       TERM NOTE

SunTrust Bank, Middle Georgia, N.A.  P.O. Box 4248 Macon, Georgia 31208

                                                          Date JANUARY 17, 1997

The "Bank" referred to in this Note is SunTrust Bank, Middle Georgia, N.A., P.O. Box 4248, Macon, Georgia 31208.

        The obligor promises to pay to the order of Bank the principal sum of $**580,000.00**. The obligor will also pay interest from date until maturity at the Note Rate specified below. Should the obligor fail for any reason to pay this note in full on the maturity date or on the date of acceleration of payment, the obligor further promises to pay interest on the unpaid amount from such date until the date of final payment at a Default Rate equal to the Note Rate plus 4%. Should legal action or an attorney at law be utilized to collect any amount due hereunder, the obligor further promises to pay all costs of collection, including 15% of such unpaid amount as attorneys' fees. All amounts due hereunder may be paid at any office of the Bank.
        The Note Rate hereon shall be THE PRIME RATE OF BANK FROM TIME TO TIME IN EFFECT, PLUS .25% THE NOTE RATE SHALL CHANGE ON EACH DAY BANK CHANGES ITS PRIME RATE. If not stated above, the Note Rate in effect on the date this note is executed is 8.50%.
The amount of interest accruing and payable hereunder shall be calculated by multiplying the principal balance outstanding each day by 1/360th of the Note Rate on such day and adding together the daily interest amounts.
        The principal and interest hereunder shall be payable as follows:

        THE PRINCIPAL SHALL BE PAYABLE IN 35 CONSECUTIVE MONTHLY PAYMENTS OF FOUR THOUSAND DOLLARS AND NO/100** ($4,000.00**) EACH ON THE 18TH DAY OF EACH MONTH WITH THE FIRST SUCH PAYMENT BEING DUE AND PAYABLE ON FEBRUARY 18, 1997 ACCRUED BUT UNPAID INTEREST ON THE UNPAID PRINCIPAL BALANCE SHALL BE PAYABLE MONTHLY ON THE SAME DAY AS THE PRINCIPAL PAYMENTS, WITH THE ENTIRE BALANCE OF PRINCIPAL AND INTEREST BEING DUE AND PAYABLE ON JANUARY 17, 2000. ALL PAYMENTS OF PRINCIPAL AND INTEREST SHALL BE APPLIED FIRST TO ACCRUED BUT UNPAID INTEREST WITH THE REMAINDER, IF ANY, TO PRINCIPAL.

        If any payment of principal or interest provided for herein remains wholly or partially unpaid for more than fifteen (15) days after such payment was due and payable, then obligor agrees to pay a late fee of five percent (5%) of such payment, not to exceed the sum of fifty dollars ($50.00).
        As security for the payment of this and any other liability of any obligor to the holder, direct or contingent, irrespective of the nature of such liability or the time it arises, each obligor hereby grants a security interest to the holder in all property of such obligor in or coming into the possession, control or custody of the holder, or in which the holder has or hereafter acquires a lien, security interest, or other right. Upon default, holder may, without notice, immediately take possession of and then sell or otherwise dispose of the collateral, signing any necessary documents as obligor's attorney in fact, and apply the proceeds against any liability of obligor to holder. Upon demand, each obligor will furnish such additional collateral, and execute any appropriate documents related thereto, deemed necessary by the holder for its security. Each obligor further authorizes the holder, without notice, to set-off any deposit or account and apply any indebtedness due or to become due from the holder to the obligor in satisfaction of any liability described in this paragraph, whether or not matured. The holder may, without notice, transfer or register any property constituting security for this note into its or its nominee name with or without any indication of its security interest therein.
        This note shall immediately mature and become due and payable, without notice or demand, upon the filing of any petition or the commencement of any proceeding by any Debtor for relief under bankruptcy or insolvency laws, or any law relating to the relief of debtors, readjustment of indebtedness, debtor reorganization, or composition or extension of debt. Furthermore, this note shall, at the option of the holder, immediately mature and become due and payable, without notice or demand, upon the happening of any one or more of the following events: (1) nonpayment on the due date of any amount due hereunder;
(2) failure of any Debtor to perform any other obligation to the holder; (3) failure of any Debtor to pay when due any amount owed another creditor under a written agreement calling for the payment of money; (4) the death or declaration of incompetence of any Debtor; (5) a reasonable belief on the part of the holder that any Debtor is unable to pay his obligations when due or is otherwise insolvent; (6) the filing of any petition or the commencement of any proceeding against any Debtor for relief under bankruptcy or insolvency laws, or any law relating to the relief of debtors, readjustment of indebtedness, debtor reorganization, or composition or extension of debt which petition or proceeding is not dismissed within 60 days of the date of filing thereof; (7) the suspension of the transaction of the usual business of any Debtor, or the dissolution, liquidation or transfer to another party of a significant portion of the assets of any Debtor; (8) a reasonable belief on the part of the holder that any Debtor has made a false representation or warranty in connection with any loan by or other transaction with any lender, lessor or other creditor; (9) the issuance or filing of any levy, attachment, garnishment, or lien against the property of any Debtor which is not discharged within 15 days; (10) the failure of any Debtor to satisfy immediately any final judgment, penalty or fine imposed by a court or administrative agency of any government; (11) failure of any Debtor, after demand, to furnish financial information or to permit inspection of any books or records; (12) any other act or circumstance leading the holder to deem itself insecure.
        The failure or forebearance of the holder to exercise any right hereunder, or otherwise granted by law or another agreement, shall not affect or release the liability of any obligor, and shall not constitute a waiver of such right unless so stated by the holder in writing. The holder may enforce its rights against any Debtor or any property securing this note without enforcing its rights against any other Debtor, property, or indebtedness due or to become due to any Debtor. Each obligor agrees that the holder shall have no responsibility for the collection or protection of any property securing this note, and expressly consents that the holder may from time to time, without notice, extend the time for payment of this note, or any part thereof, waive its rights with respect to any property or indebtedness, and release any other Debtor from liability, without releasing such obligor from any liability to the holder. This note is governed by Georgia law.
        The term "obligor" means any party or other person signing this note, whether as maker, endorser or otherwise. the term "Prime Rate", if used herein, shall mean that rate of interest designated by Bank from time to time as its "Prime Rate", which rate is not necessarily the Bank's best rate. Each obligor agrees to be both jointly and severally liable hereon. The term "holder" means Bank and any subsequent transferee or endorsee hereof. The term "Debtor" means any obligor or any guarantor of this note.

      PRESENTMENT AND NOTICE OF DISHONOR ARE HEREBY WAIVED BY EACH OBLIGOR

ADDRESS                                 NAME: MCCLAIN INDUSTRIES, INC.
6200 ELMRIDGE ROAD                      BY: /s/ Kenneth D. McClain
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STERLING HEIGHTS, MI 48313              Kenneth D. McClain, President
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----------------------------            NAME:
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       Credit To                        Treasurer Check Number  Center Code

  5783526081      18     $         $          C. FREYERMUTH        253
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Account Number  Renewal  Increase  Reduction  Officer Name   Officer Number

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